                                                                    EXHIBIT 23.1

          Consent of Jones and Kirkpatrick, P.C., Independent Auditors


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 10, 1998 appearing in the Annual Report on Form 10-KSB of SouthFirst Bancshares, Inc. for its fiscal year ended September 30, 1998.


/s/ Jones & Kirkpatrick, P.C.
------------------------------
    Jones & Kirkpatrick, P.C.



Birmingham, Alabama
August 20, 1999